[Deutsche Asset Management logo omitted]


                                                                Mutual Fund
                                                                 Annual Report
                                                              September 30, 2000

                                                                Investment Class

Small Cap

Formerly BT Investment Small Cap Fund

                                             A Member of the Deutsche Bank Group
                                                               [graphic omitted]

Small Cap -- Investment Class
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ..................................   3

              SMALL CAP -- INVESTMENT CLASS

                 Statement of Assets and Liabilities ..................   7
                 Statement of Operations ..............................   8
                 Statements of Changes in Net Assets ..................   9
                 Financial Highlights .................................  10
                 Notes to Financial Statements ........................  11
                 Report of Independent Accountants ....................  13
                 Tax Information ......................................  13

              SMALL CAP PORTFOLIO

                 Schedule of Portfolio Investments ....................  14
                 Statement of Assets and Liabilities ..................  16
                 Statement of Operations ..............................  17
                 Statements of Changes in Net Assets ..................  18
                 Financial Highlights .................................  19
                 Notes to Financial Statements ........................  20
                 Report of Independent Accountants ....................  22


--------------------------------------------------------------------------------
            The Fund is not insured by the FDIC and is not a deposit,
            obligation of or guaranteed by Deutsche Bank. The Fund is
             subject to investment risks, including possible loss of
                           principal amount invested.
--------------------------------------------------------------------------------
                                        2

Small Cap -- Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for Small Cap -- Investment Class (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
SMALL CAPITALIZATION GROWTH STOCKS OUTPERFORMED THEIR LARGE CAP BRETHREN DURING THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000. The Russell 2000 Growth Index returned 29.66% and the Russell 2000 Index returned 23.39% for the annual period as compared to the S&P 500 Index return of 13.28%. Throughout the annual period, small cap growth companies exhibited strong earnings growth and attractive relative valuations. Still, a theme of "volatility and reversal" dominated the small cap equity market, as well as the broader equity markets.

OVERALL, THE FOURTH CALENDAR QUARTER OF 1999 EXPERIENCED SIGNIFICANT STRENGTH IN THE EQUITY MARKETS, AS THE US ECONOMY REMAINED ROBUST WITH FEW SIGNS OF INFLATION. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. However, the equity market strength was relatively narrow and confined primarily to the technology and telecommunications sectors across all capitalizations.

JANUARY 2000 BEGAN WITH WEAKNESS IN THE BROADER MARKETS, AS INVESTORS LOOKED TOWARD A NUMBER OF POSSIBLE FEDERAL RESERVE BOARD INTEREST RATE INCREASES IN THE FIRST HALF OF THE YEAR 2000 FOLLOWING A ROBUST FOURTH QUARTER AND HOLIDAY SELLING SEASON. Following this short-lived early weakness, the small cap market resumed its strength, narrowly confined to technology, telecommunications and select biotechnology issues where revenue and earnings growth was expected to continue despite rising interest rates. In February, there was a sell off of such "Old Economy" sectors as manufacturing and other cyclical industries, however the "New Economy" sectors -- technology, telecommunications and biotechnology -- continued to do well, boosting the Russell 2000 Index overall. The small cap market pulled back in March, ending the month down 6.6%, as the mid and large cap markets reasserted themselves.

THE FIRST HALF OF THE SECOND CALENDAR QUARTER CONTINUED THE DOWNSLIDE OF THE SMALL CAP INDEX THAT BEGAN MID-MARCH. The divergent sentiment toward "Old Economy" vs. "New Economy" sectors continued. In addition, the near-certain prospect of higher interest rates and the subsequent gradual slowdown in economic growth, combined with a modest pickup in inflation, negatively affected the broad US equity markets. For several reasons, the small cap market performed well during the second half of the second quarter. Inflation fears subsided somewhat. Optimism arose that the Federal Reserve Board could engineer a "soft landing" for the US economy after a number of interest rate increases. And finally, earnings growth estimates remained strong. The health care and energy sectors led performance for the quarter, but negative returns in technology and several other sectors pushed the Russell 2000 Index into negative territory for the three-month period.

THE THIRD QUARTER OF 2000 PROVED TO BE DIFFICULT FOR STOCKS ACROSS ALL MARKET CAPITALIZATIONS. Concerns about rising energy prices, a weak euro, a slowing US economy and how these factors would affect company revenues and earnings caused stocks to yo-yo. In the small cap market, the quarter began with a very brief upswing in July, as inflationary fears subsided and the Federal Reserve Board opted not to increase interest rates. However,

--------------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------

Province Healthcare Co. .......................  4.21%

Documentum, Inc. ..............................  3.72

Infocus Corp. .................................  3.50

Tech Data Corp. ...............................  3.29

Trigon Healthcare, Inc. .......................  2.75

Avocent Corp. .................................  2.65

Caremark Rx, Inc. .............................  2.62

Resmed, Inc. ..................................  2.34

BJ Services Co. ...............................  2.17

ICN Pharmaceuticals, Inc. .....................  2.16

--------------------------------------------------------------------------------
                                        3

Small Cap -- Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

upward momentum reversed mid-July, as profit warnings started an overall technology decline that carried over to the rest of the US equity markets. August saw a turnaround, as the small cap market trended upward with less intra-day volatility. Primarily driven by data showing the US economy coming into better balance, with demand moderating and productivity rising, the Federal Reserve Board once again refrained from raising interest rates. September brought concerns about rising oil prices and revenue and earnings weakness. The small cap market trended downward for the month with higher intra-day volatility. Although negative returns from technology and producer durables detracted, positive returns from health care, financial services and energy contributed to the small cap market's outperformance of large caps for the quarter.

INVESTMENT REVIEW
The Fund significantly outperformed its benchmarks for the twelve-month period, particularly well worth noting given the extremely high volatility in the small cap equity market during this annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, among the Fund's best performers during the annual period were Labranche & Co., Enzon Inc., Smith International Inc., Caremark Rx, Inc., Atlantic Coast Airlines, Trigon Healthcare Inc., and BJ Services Co. Given the narrowness of small cap market outperformance overall, our management team's stock-picking skills were critical to the Fund's success. So, too, was our extensive research into sectors.

In the fourth quarter of 1999, the Fund was overweighted in two of the best performing sectors, technology and health care. The energy sector was a top performer in the first quarter of 2000, and the Fund's overweight position there boosted Portfolio returns. Technology and health care continued to be winning sectors during these months, and the Fund remained overweighted there as well. While we remained overweighted in technology during the second half of the fiscal year when this sector underperformed, we reduced the Fund's technology holdings somewhat. We also increased the Fund's positions in the two best performing sectors during these second six months, the energy and health care sectors. Also having a positive impact on relative performance were underweighted positions in the underperforming financials sector during the first half of the year and in the producer durables and transportation sectors during the second half.

---------------------------------------------------------------------------------------------------------------------------
                                            CUMULATIVE                              AVERAGE ANNUAL
                                            TOTAL RETURNS                            TOTAL RETURNS

   Periods ended             Past 1     Past 3     Past 5      Since    Past 1     Past 3     Past 5       Since
   September 30, 2000          year      years      years   inception     year      years      years   inception
---------------------------------------------------------------------------------------------------------------------------
 Small Cap1
   (inception 10/21/93)       41.59%     48.58%    121.43%   309.64%     41.59%    14.11%     17.23%     22.52%
---------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index2          23.39%     18.98%     79.28%   121.33%4    23.39%     5.96%     12.38%     12.17%4
---------------------------------------------------------------------------------------------------------------------------
 Russell 2000
   Growth Index2              29.66%     29.26%     79.55%   125.64%4    29.66%     8.93%     12.42%     12.49%4
---------------------------------------------------------------------------------------------------------------------------
 Lipper Mid Cap
   Growth Average3            63.86%    110.59%    183.90%   262.08%4    63.86%    26.97%     22.41%     19.82%4
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The Russell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Index returns do not reflect expenses, which have been deducted from the Fund's return.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4  Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------
                                        4

Small Cap -- Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
 PORTFOLIO DIVERSIFICATION
 By Sector as of September 30, 2000
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------

Healthcare ...................................  26.90%

Technology ...................................  26.10

Credit Sensitive .............................  14.10

Energy .......................................  10.10

Consumer .....................................   7.90

Transportation ...............................   4.00

Service Companies ............................   2.80

Capital Goods ................................   2.40

Process Industries ...........................   1.60

Cash Equivalents .............................   4.10

MANAGER OUTLOOK
Our long-term outlook for the equity markets in general is favorable. Moderating economic growth, contained inflationary pressures, high labor productivity, and strong small cap profit estimates all contribute to our overall favorable outlook for the small cap equity market in particular.

The small cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and others to recognize value in those companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation and increased merger and acquisition activity will continue to create opportunities for small cap investors.

Still, there are several risks to the equity markets in general, including the small cap market, over the rest of the year. These include:
o valuation risk, especially in NASDAQ stocks. The NASDAQ Composite has been volatile, with seasonal tax loss selling adding to the market's volatility;
o uncertainty over oil prices, which may impact the US equity markets, and higher overall energy costs, which may result in a deceleration of global growth and may impact earnings of companies with foreign exposure; and
o the SEC's new Regulation Full Disclosure (Reg FD), which could mean lower overall market multiples as a result of less predictability of company earnings.

Earnings   disappointments  and  valuations  continue  to  present  the  primary investment risk. However, we expect superior earnings growth to be the key driver of smaller companies' potential outperformance ahead.

Given the recent high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that we believe offer compelling valuations relative to their growth rates
o focus on companies that historically have had strong, consistent earnings and revenue growth o use extensive fundamental research to seek attractive investment opportunities in unrecognized growth companies and sectors
o  strictly adhere to our sell discipline seeking to help mitigate risk, and
o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.

/S/SIGNATURES Doris R.Klug, Audrey M.T. Jones, and John P. Callaghan

Doris R. Klug, Audrey M.T. Jones, and John P. Callaghan
Portfolio Managers of the
SMALL CAP PORTFOLIO
September 30, 2000

--------------------------------------------------------------------------------
                                        5

Small Cap -- Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

SMALL CAP -- INVESTMENT CLASS AND THE RUSSELL 2000 INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 21, 1993)1

[line graph omitted]
plot points as follows:

10/93    10130    10000
3/94     10510    9736
9/94     11600    10004
3/95     14290    10273
9/95     18500    12347
3/96     21323    13259
9/96     23385    13971
3/97     17744    13938
9/97     27571    18608
3/98     26987    19792
9/98     19745    15066
3/99     26616    16573
9/99     28931    17940
3/00     43639    22752
9/00     40964    22133

      Average Annual Total Return for the Periods Ended September 30, 2000

             One Year 41.59% Five Year 17.23% Since 10/21/931 22.52%

--------------------------------------------------------------------------------
1 The Fund's inception date.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE FUND'S RECENT PERFORMANCE WAS ACHIEVED DURING FAVORABLE MARKET CONDITIONS THAT MAY NOT BE SUSTAINED. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived by theFund. TheRussell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000 Index.

Benchmark return is for the period beginning October 31, 1993.

--------------------------------------------------------------------------------
                                        6

Small Cap -- Investment Class
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
   Investment in Small Cap Portfolio, at Value ..................  $301,988,295
   Receivable for Shares of Beneficial Interest Subscribed ......       358,491
   Prepaid Expenses and Other ...................................        16,891
                                                                   ------------
Total Assets ....................................................   302,363,677
                                                                   ------------
LIABILITIES
   Payable for Shares of Beneficial Interest Redeemed ...........     9,721,907
   Due to Bankers Trust .........................................       143,104
   Accrued Expenses and Other ...................................        28,931
                                                                   ------------
Total Liabilities ...............................................     9,893,942
                                                                   ------------
NET ASSETS ......................................................  $292,469,735
                                                                   ============
COMPOSITION OF NET ASSETS
   Paid-in Capital ..............................................  $217,527,783
   Accumulated Net Realized Gain from Investment Transactions ...    16,732,219
   Net Unrealized Appreciation on Investments ...................    58,209,733
                                                                   ------------
NET ASSETS ......................................................  $292,469,735
                                                                   ============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number
   of shares of beneficial interest authorized) .................    10,852,469
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ...................  $      26.95
                                                                   ============



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        7

Small Cap -- Investment Class
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income Allocated from Small Cap Portfolio, Net ...............  $   134,476
                                                                   -----------
EXPENSES
   Administration and Services Fees .............................    1,774,770
   Registration Fees ............................................       47,471
   Professional Fees ............................................       23,769
   Printing and Shareholder Reports .............................        7,800
   Trustees Fees ................................................        3,871
   Miscellaneous ................................................        1,119
                                                                   -----------
Total Expenses ..................................................    1,858,800
Less: Fee Waivers or Expense Reimbursements .....................      (84,030)
                                                                   -----------
Net Expenses ....................................................    1,774,770
                                                                   -----------
EXPENSES IN EXCESS OF INCOME ....................................   (1,640,294)
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net Realized Gain from Investment Transactions ...............   70,508,721
   Net Change in Unrealized Appreciation/Depreciation
     on Investments .............................................   19,244,310
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .................   89,753,031
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......................  $88,112,737
                                                                   ===========



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        8

Small Cap -- Investment Class
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------

                                                                            FOR THE YEARS ENDED SEPTEMBER 30,
                                                                               2000                   1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Expenses in Excess of Income ........................................  $   (1,640,294)          $ (1,521,097)
   Net Realized Gain from Investment Transactions ......................      70,508,721             49,022,740
   Net Change in Unrealized Appreciation/Depreciation
     on Investments ....................................................      19,244,310             30,229,250
                                                                           -------------          -------------
Net Increase in Net Assets from Operations .............................      88,112,737             77,730,893
                                                                           -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Realized Gain from Investment Transactions ......................     (32,546,199)              (593,090)
                                                                           -------------          -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from Sales of Shares .......................................     622,544,178            162,501,561
   Dividend Reinvestments ..............................................      22,159,906                422,175
   Cost of Shares Redeemed .............................................    (624,073,187)          (196,099,298)
                                                                           -------------          -------------
Net Increase (Decrease) from Capital Transactions in
   Shares of Beneficial Interest .......................................      20,630,897            (33,175,562)
                                                                           -------------          -------------
TOTAL INCREASE IN NET ASSETS ...........................................      76,197,435             43,962,241
NET ASSETS
   Beginning of Year ...................................................     216,272,300            172,310,059
                                                                           -------------          -------------
   End of Year .........................................................   $ 292,469,735          $ 216,272,300
                                                                           =============          =============



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        9

Small Cap -- Investment Class
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------

                                                                 FOR THE YEARS ENDED SEPTEMBER 30,
                                                       2000         1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ................  $  21.89     $  14.96      $  23.68     $  21.66     $  18.50
                                                     --------     --------      --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in Excess of Income ...................     (0.15)       (0.15)        (0.18)       (0.14)       (0.12)
   Net Realized and Unrealized Gain (Loss)
      on Investments ..............................      8.53         7.13         (6.24)        3.58         4.65
                                                     --------     --------      --------     --------     --------
Total from Investment Operations ..................      8.38         6.98         (6.42)        3.44         4.53
                                                     --------     --------      --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Realized Gain from Investment
     Transactions .................................     (3.32)       (0.05)        (1.04)       (1.42)       (1.37)
   In Excess of Net Realized Gains ................        --           --         (1.26)          --           --
                                                     --------     --------      --------     --------     --------
Total Distributions ...............................     (3.32)       (0.05)        (2.30)       (1.42)       (1.37)
                                                     --------     --------      --------     --------     --------
NET ASSET VALUE, END OF YEAR ......................  $  26.95     $  21.89      $  14.96     $  23.68     $  21.66
                                                     ========     ========      ========     ========     ========
TOTAL INVESTMENT RETURN ...........................     41.59%       46.52%       (28.38)%      17.90%       26.41%
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Year (000s omitted) .........  $292,470     $216,272      $172,310     $286,322     $242,236
   Ratios to Average Net Assets:
   Expenses in Excess of Income ...................     (0.60)%      (0.74)%       (0.87)%      (0.89)%      (0.70)%
     Expenses After Waivers,
        Including Expenses of the
        Small Cap Portfolio .......................      1.25%        1.25%         1.25%        1.25%        1.25%
     Expenses Before Waivers,
        Including Expenses of the
        Small Cap Portfolio .......................      1.44%        1.46%         1.44%        1.28%        1.47%


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       10

Small Cap -- Investment Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Small Cap -- Investment Class (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations and offering shares of beneficial interest on October 21, 1993.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Small Cap Portfolio, a series of BT Investment Portfolios (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 2000, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of September 30, 2000 have been primarily attributable to certain net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, have been reclassified to the following accounts:

                         UNDISTRIBUTED       ACCUMULATED
                        NET INVESTMENT       NET REALIZED          PAID-IN
FUND                     INCOME (LOSS)      GAINS (LOSSES)         CAPITAL
--------------          ----------------    --------------       ------------
Small Cap --
Investment Class          $1,640,294         $(53,212,429)       $51,572,135

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses that are attributable to the Trust are allocated among the funds in the Trust.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                                       11

Small Cap -- Investment Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and shareholder services to the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Fund through January 31, 2001, to the extent necessary to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3 -- SHARES OF BENEFICIAL INTEREST
At September 30, 2000 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                         FOR THE                          FOR THE
                        YEAR ENDED                       YEAR ENDED
                    SEPTEMBER 30, 2000               SEPTEMBER 30, 1999
                --------------------------       --------------------------
                 SHARES          AMOUNT           SHARES         AMOUNT
               ----------     ------------      ----------    -------------
Sold           24,179,824     $ 622,544,178      8,607,904    $ 162,501,561
Reinvested        994,610        22,159,906         24,817          422,175
Redeemed      (24,203,140)     (624,073,187)   (10,266,076)    (196,099,298)
              -----------     -------------    -----------    -------------
Net Increase
  (Decrease)      971,294     $  20,630,897     (1,633,355)   $ (33,175,562)
              ===========     =============    ===========    =============

NOTE 4 -- FUND NAME CHANGE
On January 31, 2000, the Fund changed its name from BT Investment Small Cap Fund to Small Cap -- InvestmentClass.

--------------------------------------------------------------------------------
                                       12

Small Cap -- Investment Class
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of BT Investment Funds and Shareholders of Small Cap -- Investment Class:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap -- Investment Class (one of the funds comprising the BT Investment Funds, hereafter referred to as the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 8, 2000

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited For the Year Ended September 30, 2000)

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund hereby designates the following earned amount as 20% rate capital gain dividends for the fiscal year ended September 30, 2000, $24,660,532. The Fund's distributions to shareholders included $2.36 per share from long term capital gains, all of which is taxable at the 20% capital gains rate.

Of the ordinary income distributions made during the fiscal year ending September 30, 2000, 5.44% qualifies for the dividends received deduction available to corporate shareholders.

--------------------------------------------------------------------------------
                                       13

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2000

--------------------------------------------------------------------------------

   SHARES             SECURITY                      VALUE
--------------------------------------------------------------------------------

          INVESTMENTS IN UNAFFILIATED ISSUERS
          COMMON STOCKS -- 92.7%
          CAPITAL GOODS -- 2.3%
   44,200 C&D Technologies, Inc. ............  $ 2,508,350
   26,200 Dal-Tile International, Inc.1 .....      327,500
   55,000 Oshkosh Truck Corp.-- Class B .....    2,131,250
   35,000 Park Electrochemical Corp. ........    1,946,875
                                               -----------
                                                 6,913,975
                                               -----------
          CONSUMER -- 7.6%
   80,700 Bally Total Fitness Holding Corp.1     2,017,500
   46,700 BJ's Wholesale Club, Inc.1 ........    1,593,637
   70,400 Chico's FAS, Inc.1 ................    2,393,600
   89,900 Furniture Brands International, Inc.1  1,494,587
   54,800 Gildan Activewear-- Class A1 ......    1,828,950
   65,400 Men's Wearhouse, Inc.1 ............    1,851,637
  108,400 Mohawk Industries, Inc.1 ..........    2,364,475
   46,100 Performance Food Group Co.1 .......    1,734,512
   46,200 Salton, Inc.1 .....................    1,492,838
   35,700 Timberland Co.-- Class A1 .........    1,463,700
   41,400 Too, Inc.1 ........................      983,250
   66,200 Trex Co., Inc.1 ...................    2,006,687
   42,400 WMS Industries, Inc.1 .............      954,000
   26,700 Zale Corp.1 .......................      866,081
                                               -----------
                                                23,045,454
                                               -----------
          CREDIT SENSITIVE-- 13.6%
   94,900 Annuity and Life Re ...............    2,289,463
   69,200 Astoria Financial Corp. ...........    2,672,850
  106,400 Banks United Corp.-- Class A ......    5,393,150
   20,900 BISYS Group, Inc.1 ................    1,615,831
   63,900 Bottomline Technologies, Inc.1 ....    2,384,269
   98,318 D.R. Horton, Inc. .................    1,689,841
  100,800 Golden State Bancorp, Inc. ........    2,381,400
  116,000 Hibernia Corp. -- Class A .........    1,421,000
  130,200 Labranche & Co.1 ..................    4,345,425
   80,366 Legg Mason, Inc. ..................    4,671,274
  129,100 Lennar Corp. ......................    3,832,656
   84,900 LNR Property Corp. ................    1,878,412
  175,400 Philadelphia Suburban Co. .........    4,067,088
  273,700 Sovereign Bancorp, Inc. ...........    2,531,725
                                               -----------
                                                41,174,384
                                               -----------
          ENERGY -- 9.8%
  103,800 BJ Services Co.1 ..................    6,344,775
   65,900 Devon Energy Corp. ................    3,963,885
  362,400 Global Industries, Ltd.1 ..........    4,530,000
  183,100 Marine Drilling Co., Inc.1 ........    5,229,794
  116,400 National-Oilwell, Inc.1 ...........    3,637,500
   35,200 Smith International, Inc.1 ........    2,871,000
  103,700 Veritas DGC, Inc.1 ................    3,000,819
                                               -----------
                                                29,577,773
                                               -----------
          HEALTH CARE -- 26.0%
   90,800 Accredo Health, Inc.1 .............    4,437,850
   53,700 Alpharma, Inc. ....................    3,282,413
   24,300 Aurora Bioscience1 ................    1,652,400
  104,000 Bindley Western Industries, Inc. ..    3,328,000
  678,400 Caremark Rx, Inc.1 ................    7,632,000
  169,700 Cell Genesys, Inc.1 ...............    5,091,000
  161,500 Coventry Health Care, Inc.1 .......    2,442,688
   60,000 Discovery Partners International.1     1,218,750
    5,400 Eden Bioscience Corp.1 ............      178,200
   69,700 Enzon, Inc.1 ......................    4,600,200
  189,400 ICN Pharmaceuticals, Inc. .........    6,297,550
   77,700 Priority Healthcare Corp.-- Class B1   5,924,625
  307,650 Province Healthcare Co.1 ..........   12,286,772
  218,600 Resmed, Inc.1 .....................    6,831,250
   35,100 Sonosight, Inc.1 ..................      655,931
  152,900 Trigon Healthcare, Inc.1 ..........    8,036,806
  319,500 Xoma Ltd.1 ........................    4,612,781
                                               -----------
                                                78,509,216
                                               -----------
          PROCESS INDUSTRIES-- 1.6%
   56,500 Bowater, Inc. .....................    2,623,719
   56,500 Rayonier, Inc. ....................    2,030,469
                                               -----------
                                                 4,654,188
                                               -----------
          SERVICE COMPANIES -- 2.7%
   88,600 Alamosa PCS Holdings, Inc.1 .......    1,434,212
   48,500 GT Group Telecom1 .................      639,594
  213,600 Pac-West Telecomm, Inc.1 ..........    1,949,100
   63,600 SBA Communications Corp.1 .........    2,667,225
  150,000 US Unwired-- Class A1 .............    1,429,687
                                               -----------
                                                 8,119,818
                                               -----------
          TECHNOLOGY -- 25.2%
   67,400 Adtran, Inc.1 .....................    2,867,659
   77,500 ATMI, Inc.1 .......................    1,811,562
  140,000 Avocent Corp.1 ....................    7,717,500
   46,800 Caliper Technologies1 .............    2,711,475
  139,100 Computer Network Technology Corp.1     4,781,563
   53,300 Credence Systems Corp.1 ...........    1,599,000
  187,050 Dendrite International1 ...........    5,015,278
  133,600 Documentum, Inc.1 .................   10,846,650
  192,500 Infocus Corp.1 ....................   10,202,500
   81,700 Intranet Solutions, Inc.1 .........    4,085,000
  136,800 Looksmart Ltd.1 ...................    1,530,450
  153,500 Mentor Graphics Corp.1 ............    3,616,844
   51,500 PC-Tel, Inc.1 .....................    1,197,375
   40,300 Photon Dynamics, Inc.1 ............    1,521,325
   53,400 Symyx Technologies1 ...............    2,316,225
  224,600 Tech Data Corp.1 ..................    9,601,650
   27,300 TTM Technologies1 .................      641,550
   73,500 WJ Communications Inc.1 ...........    2,719,500
   27,900 Zoran Corp.1 ......................    1,360,125
                                               -----------
                                                76,143,231
                                               -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2000

--------------------------------------------------------------------------------

   SHARES             SECURITY                      VALUE
--------------------------------------------------------------------------------

          TRANSPORTATION -- 3.9%
  121,200 Atlantic Coast Airlines, Inc.1 ....  $ 3,901,125
   83,300 Tidewater, Inc. ...................    3,790,150
  177,800 US Freightways Corp. ..............    4,033,838
                                               -----------
                                                11,725,113
                                               -----------
TOTAL COMMON STOCKS
   (Cost $223,421,873) ......................  279,863,152
                                               -----------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $223,421,873) ......................  279,863,152
                                               -----------
          INVESTMENT IN AFFILIATED
          INVESTMENT COMPANIES
          SHORT-TERM INSTRUMENT -- 3.9%
11,891,566  Cash Management Institutional ... $ 11,891,566
                                               -----------
TOTAL INVESTMENTS
   (Cost $235,313,439) ............... 96.6%  $291,754,718
OTHER ASSETS IN EXCESS OF LIABILITIES   3.4     10,233,614
                                      -----   ------------
NET ASSETS ...........................100.0%  $301,988,332
                                      =====   ============

--------------------------------------------------------------------------------
1 Non-income producing security

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       15

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

---------------------------------------------------------------------------------------------------------------------------

                                                                                          SEPTEMBER 30, 2000
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in Unaffiliated Issuers, at Value (Cost of $223,421,873) ..................   $279,863,152
   Investments in Affiliated InvestmentCompanies, at Value (Cost of $11,891,566) .........     11,891,566
   Cash ..................................................................................          4,032
   Dividends Receivable1 .................................................................         28,048
   Receivable for Securities Sold ........................................................      4,773,659
   Receivable for Shares of Beneficial Interest Subscribed ...............................      6,615,722
                                                                                             ------------
Total Assets .............................................................................    303,239,894
                                                                                             ------------
LIABILITIES
   Payable for Securities Purchased ......................................................      1,086,609
   Due to Bankers Trust ..................................................................        140,929
   Accrued Expenses and Other                                                                      24,024
                                                                                             ------------
Total Liabilities ........................................................................      1,251,562
                                                                                             ------------
NET ASSETS ...............................................................................   $301,988,332
                                                                                             ------------
COMPOSITION OF NET ASSETS
   Paid-in Capital .......................................................................   $245,547,053
   Net Unrealized Appreciation on Investments ............................................     56,441,279
                                                                                             ------------
Net Assets ...............................................................................   $301,988,332
                                                                                             ============

--------------------------------------------------------------------------------
1 Includes  $63,715 from the  Portfolio's  investment in  Affiliated  Investment
  Companies.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       16

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends ....................................................   $ 1,764,216
                                                                    -----------
Total Investment Income .........................................     1,764,216
                                                                    -----------
EXPENSES
   Advisory Fees ................................................     1,774,366
   Administration and Services Fees .............................       272,979
   Professional Fees ............................................        29,693
   Trustees Fees ................................................         3,734
   Miscellaneous ................................................         4,012
                                                                    -----------
Total Expenses ..................................................     2,084,784
Less: Fee Waivers or Expense Reimbursements .....................      (455,044)
                                                                    -----------
Net Expenses ....................................................     1,629,740
                                                                    -----------
NET INVESTMENT INCOME ...........................................       134,476
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net Realized Gain from Investment Transactions ...............    70,508,730
   Net Change in Unrealized Appreciation/Depreciation on Investments 19,244,312
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .................    89,753,042
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $89,887,518
                                                                    ===========



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------

                                                                            FOR THE YEARS ENDED SEPTEMBER 30,
                                                                               2000                   1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment (Expenses in Excess of) Income .......................  $     134,476          $    (188,887)
   Net Realized Gain from Investment Transactions ......................     70,508,730             49,022,746
   Net Change in Unrealized Appreciation/Depreciation
     on Investments ....................................................     19,244,312             30,229,254
                                                                          -------------          -------------
Net Increase in Net Assets from Operations .............................     89,887,518             79,063,113
                                                                          -------------          -------------
CAPITAL TRANSACTIONS
   Proceeds from Capital Invested ......................................    645,704,347            160,986,273
   Value of Capital Withdrawn ..........................................   (648,908,543)          (198,015,755)
                                                                          -------------          -------------
Net Decrease in Net Assets from Capital Transactions ...................     (3,204,196)           (37,029,482)
                                                                          -------------          -------------
TOTAL INCREASE IN NET ASSETS ...........................................     86,683,322             42,033,631
NET ASSETS
   Beginning of Year ...................................................    215,305,010            173,271,379
                                                                          -------------          -------------
   End of Year .........................................................  $ 301,988,332          $ 215,305,010
                                                                          =============          =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

Small Cap Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------

                                                                 FOR THE YEARS ENDED SEPTEMBER 30,
                                                     2000         1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Year
     (000s omitted) .............................  $301,988     $215,305     $173,271      $285,878     $245,615
   Ratios to Average Net Assets:
     Net Investment (Expenses in
        Excess of) Income .......................      0.05%       (0.09)%      (0.22)%       (0.24)%      (0.05)%
     Expenses After Waivers .....................      0.60%        0.60%        0.60%         0.60%        0.60%
     Expenses Before Waivers ....................      0.76%        0.75%        0.77%         0.77%        0.77%
   Portfolio Turnover Rate ......................       136%         159%         182%          188%         159%


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       19

Small Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Portfolios (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated Trust under the laws of New York and began operations on October 21, 1993. Small Cap Portfolio is a series of that Trust. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio through January 31, 2001, to the extent necessary to limit all expenses to .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in Cash Management Institutional ("Cash Management"), an affiliated open-end management investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended September 30, 2000 amounted to $1,236,365 and are included in dividend income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended September 30, 2000.

--------------------------------------------------------------------------------
                                       20

Small Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2000 were $344,619,682 and $338,893,588 , respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2000 was $235,572,270. The aggregate gross unrealized appreciation for all investments was $71,899,698 and the aggregate gross unrealized depreciation for all investments was $15,717,250.

--------------------------------------------------------------------------------
                                       21

Small Cap Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial Interest of
Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (hereafter referred to as the "Portfolio") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 8, 2000

--------------------------------------------------------------------------------
                                       22

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Small Cap -- Investment Class                                CUSIP #055922769
                                                             1698ANN (9/00)

Distributed by:
ICC Distributors, Inc.